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                               LEADER MUTUAL FUNDS

                     Supplement Dated April 15, 2002 to the
      Institutional Shares, Investor Shares and Sweep Shares Prospectuses
                             Dated January 1, 2002


                    LEADER INTERMEDIATE GOVERNMENT BOND FUND
                      AND LEADER SHORT TERM BOND FUND ONLY

         Effective immediately, Paul B. Anderson has assumed responsibility for the day-to-day portfolio management of the LEADER Intermediate Government Bond Fund and the LEADER Short Term Bond Fund. Mr. Anderson joined Union Planters in May of 1999 and is currently a Senior Vice President and Senior Portfolio Manager. Previously, Mr. Anderson was with Morgan Keegan and Company in its Capital Markets division and with Goldman, Sachs & Co. in its Asset Management division. Mr. Anderson graduated from Vanderbilt University and received an MBA with a concentration in Finance from the University of Memphis.

                                    ALL FUNDS

         Please note that the correct zip code for the LEADER Mutual Funds is 43218-2754.

                                  * * * * * * *

         This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's prospectus. Investors should retain this Supplement for future reference.